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                                                                      EXHIBIT 10


                    AMENDMENT NO. 1 TO SEPARATION AGREEMENT
                       AND RELEASE AND WAIVER OF CLAIMS




     This Amendment No. 1 to the Separation Agreement and Release and Waiver of Claims (the "Agreement") dated as of May 31, 1997, by and between Banyan Systems Incorporated, a Massachusetts corporation ("Banyan") and David C. Mahoney (the "Undersigned"), is entered into as of September 21, 1998.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Banyan and the Undersigned agree as follows:

     1. The Stock Option to purchase 50,000 shares of Common Stock of Banyan (originally granted on January 1, 1991), which is referenced in
          Section 3(b) of Exhibit A to the Agreement, may be exercised by the Undersigned through the period ending on April 1, 1999.

     2. All other provisions of the Agreement shall remain unchanged and in full force and effect in accordance with their terms.

     Executed by the parties hereto as of the date first set forth above.

                                   BANYAN SYSTEMS INCORPORATED


                                   By: /s/ William P. Ferry
                                       --------------------
                                   Name: William P. Ferry
                                   Title: Chairman and Chief Executive Officer



                                   /s/ David C. Mahoney
                                   --------------------
                                   David C. Mahoney